Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4, 2006

Minera Andes Inc.

(Exact name of Registrant as specified in its charter)

Alberta, Canada

(State or other jurisdiction of incorporation)

000-22731	None
(Commission File Number)	(IRS Employer Identification No.)

111 E. Magnesium Road, Suite A Spokane, Washington	99208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 921-7322

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 4, 2006 we issued a news release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

See the “Forward-Looking Statements” notice in the attached news release, which also applies to forward-looking statements in this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with the Form 8-K:

Exhibit No.	Description
99.1	News Release dated December 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERA ANDES INC.

By:	/s/ Allen V. Ambrose
Allen V. Ambrose, President

Dated: December 11, 2006

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